UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2014

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 20, 2014, U.S. Auto Parts Network, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 37,562,791 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of March 24, 2014, the record date for the Annual Meeting. There were 28,354,662 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on five proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated April 8, 2014 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The stockholders elected three Class II directors to serve a three-year term, until the Company’s 2017 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Joshua L. Berman	22,688,466	24,317	5,641,879
Sol Khazani	22,282,515	430,268	5,641,879
Robert J. Majteles	22,686,229	26,554	5,641,879

Proposal No. 2 – Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2015. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
28,132,219	214,056	8,387	—

Proposal No. 3 – Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
22,595,306	114,470	3,007	5,641,879

Proposal No. 4 – Ratification of the Appointment of Director Barbara Palmer

The stockholders voted to ratify the appointment of Class I director Barbara Palmer to hold office until the Company’s 2016 Annual Meeting of Stockholders and until her respective successor is elected and qualified. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
22,672,433	34,356	5,994	5,641,879

Proposal No. 5 – Ratification of the Appointment of Director Bradley Wilson

The stockholders voted to ratify the appointment of Class III director Bradley Wilson to hold office until the Company’s 2015 Annual Meeting of Stockholders and until his respective successor is elected and qualified. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
22,671,908	34,856	6,019	5,641,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: May 21, 2014	By:	/s/ Bryan P. Stevenson
	Name:	Bryan P. Stevenson
	Title:	VP, General Counsel